UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMAZON.COM, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61542-P25759-Z89362 Your Vote Counts! AMAZON.COM, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 AMAZON.COM, INC. 2025 Annual Meeting Vote by May 20, 2025 11:59 p.m., Eastern Time. For shares held in a Plan, vote by May 18, 2025 11:59 p.m., Eastern Time. You invested in AMAZON.COM, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2025. Vote Virtually at the Meeting* May 21, 2025 9:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/AMZN2025 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters.

Voting Items		Board Recommends
1.	ELECTION OF DIRECTORS	
	Nominees:	
1a.	Jeffrey P. Bezos	For
1b.	Andrew R. Jassy	For
1c.	Keith B. Alexander	For
1d.	Edith W. Cooper	For
1e.	Jamie S. Gorelick	For
1f.	Daniel P. Huttenlocher	For
1g.	Andrew Y. Ng	For
1h.	Indra K. Nooyi	For
1i.	Jonathan J. Rubinstein	For
1j.	Brad D. Smith	For
1k.	Patricia Q. Stonesifer	For
1l.	Wendell P. Weeks	For
2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	For
3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	For
4.	SHAREHOLDER PROPOSAL REQUESTING A MANDATORY POLICY SEPARATING THE ROLES OF CEO AND CHAIR OF THE BOARD	Against
5.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON ADVERTISING RISKS	Against
6.	SHAREHOLDER PROPOSAL REQUESTING ALTERNATIVE EMISSIONS REPORTING	Against
7.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON IMPACT OF DATA CENTERS ON CLIMATE COMMITMENTS	Against
8.	SHAREHOLDER PROPOSAL REQUESTING AN ASSESSMENT OF BOARD STRUCTURE FOR OVERSIGHT OF AI	Against
9.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PACKAGING MATERIALS	Against
10.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON WAREHOUSE WORKING CONDITIONS	Against
11.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON DATA USAGE OVERSIGHT IN AI OFFERINGS	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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